UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2016. CONOCOPHILLIPS You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of 600 N. DAIRY ASHFORD PETROLEUM BUILDING #3038 HOUSTON, TX 77079 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E04632-P72314 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 14, 2016 Date: May 10, 2016Time: 9:00 a.m., Central Time Location: Omni Houston Hotel at Westside 13210 Katy Freeway Houston,Texas 77079

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E04633-P72314 Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting.You will need valid picture identification and an admission ticket or proof of ownership.THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to View or Receive: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2016 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3. 1. ELECTION OF DIRECTORS Nominees: 2. Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2016. 1a. Richard L. Armitage 3. Advisory Approval of Executive Compensation. 1b. Richard H. Auchinleck THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 4-5. 1c. Charles E. Bunch 4. Report on Lobbying Expenditures. 1d. James E. Copeland, Jr. 5. Partial Deferral of Annual Bonus Based on Reserves Metrics. 1e. John V. Faraci 6. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. 1f. Jody L. Freeman 1g. Gay Huey Evans 1h. Ryan M. Lance 1i. Arjun N. Murti 1j. Robert A. Niblock 1k. Harald J. Norvik E04634-P72314 Voting Items

E04635-P72314

Transcript of
Annual Meeting Website Welcome Video by
Ryan Lance, Chairman and Chief Executive Officer of
ConocoPhillips

Hello, I’m Ryan Lance, Chairman and CEO of ConocoPhillips. Welcome to our annual meeting of stockholders website.

This site was developed to provide our stockholders with clear and concise information. We hope you’ll use it to learn more about our company, vote your proxy and listen to the live audio webcast of our annual meeting on Tuesday, May 10th.

The 2016 Proxy Statement details the matters to be discussed at the meeting. It also provides further information on ConocoPhillips, our senior leadership, policies and the measures we take to provide shareholders with good corporate governance.

Whether or not you plan to attend our annual meeting, please make sure that your shares are represented and voted. This website provides a voting link to easily register your votes before the meeting. I encourage you to do so as soon as possible.

For the past 18 months, our industry has faced significant challenges from a historic downturn in oil and natural gas prices. We have taken numerous actions to address the weak environment, which have focused on protecting our balance sheet and our asset base without compromising safety. Our actions have included exercising capital flexibility, lowering our cost structure, driving efficiency by streamlining our organization, selling non-core assets, reducing our dividend and issuing prudent levels of debt.

In an industry where we can’t control prices, it’s essential that we focus on the factors we can control, and that’s how we have responded. We don’t know when a recovery will occur, but when it does, we believe ConocoPhillips will be in an advantaged position because of our high-quality portfolio and our focus on preserving our financial strength.

I invite you to attend our annual meeting in person to learn more about our 2015 performance and future plans. The annual meeting will take place at the Omni Houston Hotel at Westside on Tuesday, May 10th, 2016, at 9 a.m. Central Time. You’ll find the hotel’s address and directions on this site.

If you cannot attend, I encourage you to listen to the live audio webcast, which will also be available on this website. Your vote is very important to us, and to our business. Please cast your vote to ensure your shares are represented. Thank you for your continued trust and confidence in ConocoPhillips.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Thursday, March 17, 2016 3:24 PM
To:	Berkowitz, Rebecca x56976
Subject:	#CONPHIL16# CONOCOPHILLIPS Annual Meeting %P72314_0_0123456789012345_0000001%

The 2016 Annual Meeting of Stockholders of ConocoPhillips will be held on May 10, 2016 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside in Houston, Texas.  You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting.  THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials.  We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  For most stockholders, internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 9, 2016.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Thursday, March 17, 2016 3:25 PM
To:	Berkowitz, Rebecca x56976
Subject:	#COPACT16# CONOCOPHILLIPS Annual Meeting %Z67070_0_0123456789012345_0000001%

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2016 Annual Meeting of Stockholders of ConocoPhillips will be held on May 10, 2016 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside in Houston, Texas.  You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting.  THIS WILL SERVE AS AN ADMISSION TICKET.

We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and reduces mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Notice of Fiduciary Vote- As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 10, 2016 Annual Meeting of Stockholders.  By electing to direct the Trustee’s vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan.  Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions.  In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 5, 2016.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Thursday, March 17, 2016 3:26 PM
To:	Berkowitz, Rebecca x56976
Subject:	#COPNON16# CONOCOPHILLIPS Annual Meeting %Z67071_0_0123456789012345_0000001%

The email below contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2016 Annual Meeting of Stockholders of ConocoPhillips will be held on May 10, 2016 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside in Houston, Texas.  You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting.  THIS WILL SERVE AS AN ADMISSION TICKET.

As a participant in the Savings Plan, you may direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 14, 2016, the record date for the 2016 Annual Meeting of Stockholders.  We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and reduces mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions.  In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

NAME

----------------------------------------

CONOCOPHILLIPS - COP ESOP SAVINGS PLAN                       123,456,789,012.00000

CONOCOPHILLIPS - COP LEVERAGED STOCK                         123,456,789,012.00000

CONOCOPHILLIPS                                               123,456,789,012.00000

CONOCOPHILLIPS                                               123,456,789,012.00000

CONOCOPHILLIPS                                               123,456,789,012.00000

CONOCOPHILLIPS                                               123,456,789,012.00000

CONOCOPHILLIPS                                               123,456,789,012.00000

PERSONAL IDENTIFICATION NUMBER (PIN):  last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan.  Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 5, 2016.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Thursday, March 17, 2016 3:27 PM
To:	Berkowitz, Rebecca x56976
Subject:	#COPlNT16# CONOCOPHILLIPS Annual Meeting %Z67073_0_0123456789012345_0000001%

The 2016 Annual Meeting of Stockholders of ConocoPhillips will be held on May 10, 2016 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside in Houston, Texas.  You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting.  THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials.  We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically.  Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses.  You can view these materials and enter your voting instructions by clicking on the link to the voting website below.  You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN):  the four digit number you selected at the time of your enrollment.

You can enter your voting instructions and view the stockholder material at the following Internet site.  If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Voting will be accepted until 11:59 p.m. (EDT) on May 3, 2016.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited.  If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.